United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 2, 2018

Date of Report (Date of earliest event reported)

Priority Technology Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37872	47-4257046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Westside Parkway Suite 155 Alpharetta, GA	30004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 935-5961

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Mr. Timothy T. Schneible to Chief Operating Officer

On November 2, 2018, Priority Technology Holdings, Inc. (“Priority”) announced the appointment of Timothy T. Schneible, 45, as Chief Operating Officer as of October 22, 2018.

In connection with Mr. Schneible’s appointment as Chief Operating Officer, Priority and Mr. Schneible entered into an offer of employment letter (the “Offer Letter”) dated October 8, 2018. Pursuant to the Offer Letter, Mr. Schneible’s initial annual compensation includes: a base cash salary of $295,000; potential discretionary incentive cash compensation ranging from 25%-60% of Mr. Schneible’s base annual cash salary; and participation in Priority’s employee benefit plans for Mr. Schneible and his eligible dependents. Subject to Priority approval, Mr. Schneible will also be eligible to participate in Priority’s equity incentive compensation plan.

Prior to joining Priority, Mr. Schneible spent 18 years holding operational and leadership positions in risk management, fraud and credit operations, call center management, and executive officer roles in payment operations for organizations including Bank One Corp., Barclaycard U.S., Worldpay, Inc., and Merchant e-Solutions, Inc. Between March 2015 and October 2018, Mr. Schneible served as Executive Vice President of Operations at Merchant e-Solutions, Inc. He previously served as a Senior Vice President at WorldPay, Inc. since June 2010.

There are no arrangements or understandings between Mr. Schneible and any other persons pursuant to which he was elected to serve as Chief Operating Officer and there are no family relationships between Mr. Schneible and any director or executive officer of Priority. Mr. Schneible has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The foregoing description of the terms of the Offer Letter does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Offer Letter, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

On November 2, 2018, Priority issued a press release announcing Mr. Schneible’s appointment as Chief Operating Officer, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit	Description
10.1 99.1	Offer Letter dated October 8, 2018 Press Release dated November 2, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2018

PRIORITY TECHNOLOGY HOLDINGS, INC.

	By:	/s/ Bruce E. Mattox
Name: Bruce E. Mattox
Title: Chief Financial Officer